EXHIBIT 10.1

                               Release Agreement


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                                RELEASE AGREEMENT

     This Release Agreement ("Release") is entered into by and between Scott Seidel in his capacity as Chapter 7 Trustee for the bankruptcy estate of Atomic Paintball, Inc. ("Trustee"); J.H. Brech, LLC, Harry McMillan, Charles J. Webb, Mark Armstrong, David Myers and John E. Bradley (the "Brech Parties"); and David Cutler, Atomic Paintball, Inc. ("Atomic"), International Paintball Association, Inc. ("IPA") and INTREOrg Systems, Inc. ("Intreorg").

     WHEREAS, the Bankruptcy Court for the Northern District of Texas has approved the settlement agreement contained in the Unopposed Amended Motion Pursuant toss.ss.105, 501, and 502 and Fed. R. Bankr. P. 9019 for an Order Approving Cutler-Seidel Settlement (the "Settlement"), attached hereto as Exhibit A,

     WHEREAS, Mr. Scott Seidel, trustee of the bankruptcy estate of the Corporation, has authorized Mr. Mark Dominey and Mr. Steve Weathers to implement the terms of the Settlement on behalf of Atomic,

     NOW, THEREFORE, as required by the terms in paragraphs 13(e)-(i) of the Settlement, and for good and valuable consideration as provided for in the Settlement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Release agree as follows:

     1. The Brech Parties do hereby release and forever discharge, individually and collectively, Mr. Cutler of and from all claims(1) of whatsoever nature without exception pertaining to themselves, IPA, Intreorg, or any other company or entity in which the Brech Parties have or have had a shareholder or ownership interest, or any shareholders of IPA, Intreorg, or any other company or entity in which the Brech Parties have or have had a shareholder or ownership interest, whether present or future, whether known or unknown, whether suspected or unsuspected, whether liquidated or unliquidated, whether choate or inchoate, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon breach of contract or of any lease, tort, piercing or alter ego theories, breach of any duty, breach of trust or participation in any such breach of trust, violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy which the Brech Parties or any of the Brech Parties' successors or assigns, or any shareholder claiming in a derivative capacity from, through or under J.H. Brech, LLC, IPA, Intreorg, or any other company or entity in which the Brech Parties have or have had a shareholder or ownership interest, or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against Mr. Cutler for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release, and including but not limited to any and all claims heretofore acquired by Atomic against Mr. Cutler. The Brech Parties understand and acknowledge that this Release releases claims of which the Brech Parties may or may not be aware, based on facts that may or may not be currently known.

----------------------
(1) "Claim" or "Claims" as used herein includes but is not limited to proceedings, obligations, losses, actions, causes of action, suits, cross-claims, counterclaims, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, leases, controversies, liens, subordinations, agreements, promises, variances, trespasses, extents, executions, damages, judgments, offsets, demands, allegations, costs and liabilities.

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     2. Atomic does hereby  release  and  forever  discharge,  individually  and collectively, Mr. Cutler of and from all claims of whatsoever nature without exception, including but not limited to the claims asserted or that could have been asserted, in the lawsuit styled JH Brech, LLC et al. v. Cutler et al., Cause No. CC-09-04654-D ("State Court Litigation"), or which arise or in any way relate to the facts or circumstances described in said lawsuit, Mr. Cutler's work as an Atomic officer and director, whether present or future, whether known
or  unknown,   whether   suspected  or   unsuspected,   whether   liquidated  or
unliquidated, whether choate or inchoate, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon breach of contract or of any lease, tort, piercing or alter ego theories, breach of any duty, breach of trust or participation in any such breach of trust, violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy which Atomic or any of Atomic successors or assigns, or any Atomic shareholder claiming in a derivative capacity from, through or under Atomic, or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against Mr. Cutler for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release, and including but not limited to any and all claims heretofore acquired by Atomic against Mr. Cutler. Atomic understands and acknowledges that this Release releases claims of which it may or may not be aware, based on facts that may or may not be currently known.

     3. IPA and Intreorg do hereby release and forever discharge, individually and collectively, Mr. Cutler of and from all claims of whatsoever nature without exception, whether present or future, whether known or unknown, whether suspected or unsuspected, whether liquidated or unliquidated, whether choate or inchoate, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon breach of contract or of any lease, tort, piercing or alter ego theories, breach of any duty, breach of trust or participation in any such breach of trust, violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy which IPA or Intreorg or any of IPA or Intreorg's successors or assigns, or any IPA or Intreorg shareholder claiming in a derivative capacity from, through or under IPA or Intreorg, or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against Mr. Cutler for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release, and including but not limited to any and all claims heretofore acquired by IPA or Intreorg against Mr. Cutler. IPA and Intreorg understands and acknowledges that this Release releases claims of which they may or may not be aware, based on facts that may or may not be currently known.

     4. Mr. Cutler does hereby cancel, release and forever discharge any and all debts he alleges Atomic owes to him, for any purpose, accruing through the date of this Release, including debts claimed by Mr. Cutler in Schedule F, filed in In re Atomic Paintball, Inc., Case No. 09-34008-SGJ7 (Doc. 3).

     5. Mr. Cutler does hereby release and forever discharge, individually and collectively, the Brech Parties of and from all claims of whatsoever nature without exception, including but not limited to the claims asserted or that could have been asserted, in the State Court Litigation, or which arise or in any way relate to the facts or circumstances described in said lawsuit, whether

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present or future,  whether known or unknown,  whether suspected or unsuspected, whether liquidated or unliquidated, whether choate or inchoate, whether matured or unmatured, whether direct, indirect, or derivative, whether fixed or contingent, whether secured or unsecured, and whether or not the same are based upon breach of contract or of any lease, tort, piercing or alter ego theories, breach of any duty, breach of trust or participation in any such breach of trust, violation of any law or regulation, or otherwise in law, admiralty, equity, or bankruptcy which Mr. Cutler or any of Mr. Cutler's successors or assigns, or any of the foregoing, ever jointly or individually had, now has or have, or hereafter can, shall or may have against the Brech Parties for, upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Release, and including but not limited to any and all claims heretofore acquired by Mr. Cutler against Mr. Brech Parties. Mr. Cutler understands and acknowledges that this Release releases claims of which he may or may not be aware, based on facts that may or may not be currently known.

     Each signatory hereto represents and warrants that they have entered into and executed this Release of their own choice and free will and in accordance with their own judgment after advice of counsel. Each signatory hereto further represents and warrants that he or she has the authority to bind the parties for whom the signatory acts.

     This Release and the Settlement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior discussions and agreements among the parties to this Release with respect to the subject matter hereof and contain the sole and entire agreement with respect to the subject matter hereof. This Release may be amended or waived if, and only if, such amendment or waiver is in writing and signed by all parties to the Release.


















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                                    AGREED:


                                    -------------------------------------------
                                    Scott M. Seidel
                                    Chapter 7 Trustee for Atomic Paintball, Inc.





                                    -------------------------------------------
                                    David J. Cutler




                                    -------------------------------------------
                                    J.H. Brech, LLC



                                    -------------------------------------------




                                    -------------------------------------------
                                    Harry McMillan



                                    -------------------------------------------
                                    Charles J. Webb



                                    -------------------------------------------
                                    Mark Armstrong



                                    -------------------------------------------
                                    David Myers



                                    -------------------------------------------
                                    John E. Bradley


                                    Atomic Paintball, Inc.




                                    -------------------------------------------
                                    Mark Dominey, Director



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                                    -------------------------------------------
                                    Steve Weathers, Director


                                    International Paintball Association, Inc.




                                    -------------------------------------------



                                    INTREOrg Systems, Inc.




                                    -------------------------------------------































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